Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE	Media contact:
June 11, 2018	Bob Varettoni
908-559-6388
robert.a.varettoni@verizon.com

Verizon announces private exchange offers for 13 series of notes and related tender offers open to certain investors

NEW YORK – Verizon Communications Inc. (“Verizon”) (NYSE, NASDAQ: VZ) today announced the commencement of two related transactions to repurchase 13 series of its outstanding notes.

Exchange Offers

The first transaction consists of 13 separate private offers to exchange (the “Exchange Offers”) any and all of the outstanding series of notes listed in the table below (collectively, the “Old Notes”) in exchange for newly issued debt securities of Verizon (the “New Notes”), on the terms and subject to the conditions set forth in the Offering Memorandum dated June 11, 2018 (the “Offering Memorandum”), the eligibility letter (the “Eligibility Letter”) and the accompanying exchange offer notice of guaranteed delivery (the “Exchange Offer Notice of Guaranteed Delivery” which, together with the Offering Memorandum and the Eligibility Letter, constitute the “Exchange Offer Documents”). Only a holder who has duly completed and returned an Eligibility Letter certifying that it is either (1) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)); or (2) a person located outside the United States who is (i) not a “U.S. person” (as defined in Rule 902 under the Securities Act), (ii) not acting for the account or benefit of a U.S. person and (iii) a “Non-U.S. qualified offeree” (as defined below), are authorized to receive the Offering Memorandum and to participate in the Exchange Offers (such holders, “Exchange Offer Eligible Holders”).

The Exchange Offers will each expire at 5:00 p.m. (Eastern time) on June 15, 2018, unless extended or earlier terminated (such date and time with respect to an Exchange Offer, as the same may be extended with respect to such Exchange Offer, the “Exchange Offer Expiration Date”). Old Notes tendered for exchange may be validly withdrawn at any time at or prior to 5:00 p.m. (Eastern time) on June 15, 2018, unless extended or earlier terminated (such date and time with respect to an Exchange Offer, as the same may be extended with respect to such Exchange Offer, the “Exchange Offer Withdrawal Date”), but not thereafter, unless extended by Verizon. The “Exchange Offer Settlement Date” with respect to an Exchange Offer will be promptly following the Exchange Offer Expiration Date and is expected to be June 21, 2018.

On the terms and subject to the conditions set forth in the Exchange Offer Documents, Verizon is offering to exchange any and all of its outstanding notes listed below for New Notes:

CUSIP/ ISIN Number(s)	Title of Security	Principal Amount Outstanding	Reference U.S. Treasury Security(1)	Bloomberg Reference Page	Fixed Spread (basis points)	Hypothetical Fixed Rate Note Total Exchange Price(2)	Floating Rate Note Total Exchange Price(3)
92343VCH5	2.625% notes due 2020	$991,486,000	1.375% due Feb. 15, 2020	PX4	+15	$999.90	N/A
92343VDZ4	Floating Rate Notes due 2020	$1,500,000,000	N/A	N/A	N/A	N/A	$1,012.50
92343VCC6	3.450% notes due 2021	$861,617,000	2.625% due May 15, 2021	PX1	+30	$1,013.45	N/A
92343VAX2	4.600% notes due 2021	$1,334,842,000	2.625% due May 15, 2021	PX1	+35	$1,042.76	N/A
92343VDG6	1.750% notes due 2021	$873,757,000	2.625% due May 15, 2021	PX1	+40	$961.72	N/A
92343VCN2	3.000% notes due 2021*	$1,226,930,000	2.625% due May 15, 2021	PX1	+45	$997.35	N/A
92343VBC7	3.500% notes due 2021	$1,628,716,000	2.625% due May 15, 2021	PX1	+45	$1,013.19	N/A
92343VDQ4 /	2.946% notes due 2022	$1,285,234,000	2.750% due May 31, 2023	PX1	+55	$986.80	N/A
92343VDM3 / USU9221AAS79
92343VDW1	3.125% notes due 2022	$1,850,000,000	2.750% due May 31, 2023	PX1	+55	$993.03	N/A
92343VDX9	Floating Rate Notes due 2022	$1,400,000,000	N/A	N/A	N/A	N/A	$1,022.00
92343VBJ2	2.450% notes due 2022*	$1,464,954,000	2.750% due May 31, 2023	PX1	+60	$962.80	N/A
92343VBR4	5.150% notes due 2023	$5,702,898,000	2.750% due May 31, 2023	PX1	+70	$1,079.52	N/A
92343VBY9	4.150% notes due 2024*	$1,250,000,000	2.750% due May 31, 2023	PX1	+85	$1,025.94	N/A

(1)	The Total Exchange Price (as defined below) for each series of Old Notes other than the Floating Rate Notes (as defined below) (the “Fixed Rate Notes”) (such price, the “Fixed Rate Note Total Exchange Price”) payable in principal amount of New Notes per each $1,000 principal amount of each series of Fixed Rate Notes validly tendered at or prior to the applicable Exchange Offer Expiration Date or the Exchange Offer Guaranteed Delivery Date (as defined below) pursuant to the guaranteed delivery procedures will be based on the fixed spread specified in the table above (the “Fixed Spread”) for the applicable series of Fixed Rate Notes, plus the yield of the specified Reference U.S. Treasury Security for that series as of 11:00 a.m. (Eastern time) on June 15, 2018, unless extended with respect to the applicable Exchange Offer (such date and time with respect to an Exchange Offer, as the same may be extended with respect to such Exchange Offer, the “Exchange Offer Price Determination Date”). The Total Exchange Price does not include any accrued and unpaid interest, which will be payable in cash in addition to the applicable Total Exchange Price.

(2)	Payable in principal amount of New Notes per each $1,000 principal amount of each series of Fixed Rate Notes, assuming that the applicable reference yield had been measured at 11:00 a.m. (Eastern time) on June 8, 2018 and assuming a hypothetical settlement date of June 21, 2018. The hypothetical information provided in the table above is for illustrative purposes only. Verizon makes no representation with respect to the actual consideration that may be paid, and such amounts may be greater or less than those shown in the table above depending on (for all Fixed Rate Notes) the yield of the applicable Reference U.S. Treasury Security as of the applicable Exchange Offer Price Determination Date.

(3)	Payable in principal amount of New Notes per each $1,000 principal amount of floating rate notes due 2020 and floating rate notes due 2022 (collectively, the “Floating Rate Notes”) validly tendered at or prior to the applicable Exchange Offer Expiration Date or the Exchange Offer Guaranteed Delivery Date pursuant to the guaranteed delivery procedures (such amount, the “Floating Rate Note Total Exchange Price” and, together with the Fixed Rate Note Total Exchange Price, the “Total Exchange Price”).

*	Denotes a series of Fixed Rate Notes for which the calculation of the applicable Fixed Rate Note Total Exchange Price may be performed using the present value of such Fixed Rate Notes as determined at the applicable Exchange Offer Price Determination Date as if the principal amount of such Old Notes had been due on the applicable Par Call Date (as defined in the Offering Memorandum).

Upon the terms and subject to the conditions set forth in the Exchange Offer Documents, Exchange Offer Eligible Holders who (i) validly tender Old Notes at or prior to the Exchange Offer Expiration Date or (ii) deliver a properly completed and duly executed Exchange Offer Notice of Guaranteed Delivery and all other required documents at or prior to the Exchange Offer Expiration Date and validly tender their Old Notes at or prior to 5:00 p.m. (Eastern time) on the second business day after the applicable Exchange Offer Expiration Date (such date and time with respect to an Exchange Offer, as the same may be extended with respect to such Exchange Offer, the “Exchange Offer Guaranteed Delivery Date”) pursuant to the guaranteed delivery procedures, and whose Old Notes are accepted for exchange by Verizon, will receive the applicable Total Exchange Price for each $1,000 principal amount of such Old Notes, which will be payable in principal amount of New Notes.

The table above sets forth the applicable Floating Rate Note Total Exchange Price payable by Verizon for each $1,000 principal amount of each series of Floating Rate Notes validly tendered at or prior to the Exchange Offer Expiration Date or the Exchange Offer Guaranteed Delivery Date pursuant to the guaranteed delivery procedures, and accepted by Verizon pursuant to the Exchange Offers.

The applicable Total Exchange Price payable by Verizon for each $1,000 principal amount of each series of Fixed Rate Notes validly tendered at or prior to the Exchange Offer Expiration Date or the Exchange Offer Guaranteed Delivery Date pursuant to the guaranteed delivery procedures, and accepted by Verizon pursuant to the Exchange Offers, will be determined in accordance with standard market practice, as described in the Offering Memorandum, using the applicable yield to maturity equal to the sum of (a) the applicable Fixed Spread for such series of Fixed Rate Notes, plus (b) the applicable reference yield, which shall be based on the bid-side price of the applicable Reference U.S. Treasury Security (specified in the table above) at the Exchange Offer Price Determination Date.

Verizon will announce the applicable Fixed Rate Note Total Exchange Price for each series of Fixed Rate Notes as soon as practicable after such prices are determined by the lead dealer managers on the Exchange Offer Price Determination Date.

In addition to the applicable Total Exchange Price, Exchange Offer Eligible Holders whose Old Notes are accepted for exchange will receive a cash payment equal to the accrued and unpaid interest on such Old Notes from and including the immediately preceding interest payment date for such Old Notes to, but excluding, the relevant Exchange Offer Settlement Date. Interest will cease to accrue on the Exchange Offer Settlement Date for all Old Notes accepted in the Exchange Offers, including those Old Notes tendered through the guaranteed delivery procedures.

The New Notes will mature on September 21, 2028 and will bear interest at a rate per annum equal to the sum of (a) the yield of the 2.875% U.S. Treasury Security due May 15, 2028, as calculated by the lead dealer managers in accordance with standard market practice and as described in the Offering Memorandum, plus (b) 143 basis points, such sum rounded to the third decimal place when expressed as a percentage.

Pursuant to the Minimum Issue Requirement, Verizon will not complete the Exchange Offers if the aggregate principal amount of New Notes to be issued would be less than $1.0 billion. Verizon may not waive the Minimum Issue Requirement.

In addition to the Minimum Issue Requirement, Verizon’s obligation to accept any series of Old Notes tendered in the Exchange Offers is subject to the satisfaction of certain conditions applicable to the Exchange Offer for such series as described in the Offering Memorandum, including, among others, the New Notes Capacity Condition (as defined below) and the Cash Offer Completion Condition (as defined below). Verizon expressly reserves the right, subject to applicable law, to waive any and all conditions to any Exchange Offer, other than conditions described by Verizon as non-waivable.

The maximum principal amount of New Notes that Verizon will issue in all the Exchange Offers will not exceed $6.2 billion (the “New Notes Maximum Amount”), unless waived by Verizon as provided in the Offering Memorandum. If, at the Exchange Offer Expiration Date for a particular Exchange Offer, the aggregate Total Exchange Price payable for all validly tendered Old Notes of a particular series is greater than the New Notes Maximum Amount (after exchanging all validly tendered Old Notes of each series with a higher acceptance priority level), then Verizon will not be obligated to accept for exchange, or issue any New Notes in exchange for, such series of Old Notes and may terminate the Exchange Offer with respect to such series of Old Notes and each series of Old Notes with a lower acceptance priority level (the “New Notes Capacity Condition”). Either all Old Notes in an Exchange Offer will be accepted or no Old Notes in a particular Exchange Offer will be accepted as a result of the New Notes Capacity Condition. There will be no proration of any series of Old Notes.

Verizon’s obligation to complete any Exchange Offer with respect to a given series of Old Notes is conditioned on the completion of the corresponding Cash Offer (as defined below) for such series of Old Notes (with respect to each Exchange Offer, the “Cash Offer Completion Condition”). Verizon will terminate the Exchange Offer for a given series of Old Notes if it terminates the Cash Offer for such series of Old Notes, and it will terminate the Cash Offer for a given series of Old Notes if it terminates the Exchange Offer for such series of Old Notes. The termination of a Cash Offer for a series of Old Notes will not impact the Exchange Offer for any other series of Old Notes. If Verizon extends the Cash Offer for a series of Old Notes for any reason, Verizon will extend the corresponding Exchange Offer for such series of Old Notes. The Cash Offer Completion Condition cannot be waived by Verizon.

If and when issued, the New Notes will not be registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. Verizon will enter into a registration rights agreement with respect to the New Notes.

Global Bondholder Services Corporation will act as the Information Agent and the Exchange Agent for the Exchange Offers. Questions or requests for assistance related to the Exchange Offers or for additional copies of the Exchange Offer Documents may be directed to Global Bondholder Services Corporation at (866) 470-3800 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers. The Exchange Offer Documents can be accessed at the following link: http://gbsc-usa.com/eligibility/Verizon.

Cash Offers

The second transaction consists of 13 separate offers to purchase for cash (the “Cash Offers”) any and all of each series of Old Notes, on the terms and subject to the conditions set forth in the Offer to Purchase dated June 11, 2018 (the “Offer to Purchase”), the certification instructions letter (the “Certification Instructions Letter”) and the accompanying cash offer notice of guaranteed delivery (the “Cash Offer Notice of Guaranteed Delivery” which, together with the Offer to Purchase and the Certification Instructions Letter, constitute the “Tender Offer Documents” and, collectively with the Exchange Offer Documents, the “Offer Documents”). Only holders who are not Exchange Offer Eligible Holders (“Cash Offer Eligible Holders”) are eligible to participate in the Cash Offers. Holders of Old Notes participating in the Cash Offers will be required to complete the Certification Instructions Letter and certify that they are Cash Offer Eligible Holders.

CUSIP/ ISIN Number(s)	Title of Security	Principal Amount Outstanding	Reference U.S. Treasury Security(1)	Bloomberg Reference Page	Fixed Spread (basis points)	Hypothetical Fixed Rate Note Total Consideration(2)	Floating Rate Note Total Consideration(3)
92343VCH5	2.625% notes due 2020	$991,486,000	1.375% due Feb. 15, 2020	PX4	+15	$999.90	N/A
92343VDZ4	Floating Rate Notes due 2020	$1,500,000,000	N/A	N/A	N/A	N/A	$1,012.50
92343VCC6	3.450% notes due 2021	$861,617,000	2.625% due May 15, 2021	PX1	+30	$1,013.45	N/A
92343VAX2	4.600% notes due 2021	$1,334,842,000	2.625% due May 15, 2021	PX1	+35	$1,042.76	N/A
92343VDG6	1.750% notes due 2021	$873,757,000	2.625% due May 15, 2021	PX1	+40	$961.72	N/A
92343VCN2	3.000% notes due 2021*	$1,226,930,000	2.625% due May 15, 2021	PX1	+45	$997.35	N/A
92343VBC7	3.500% notes due 2021	$1,628,716,000	2.625% due May 15, 2021	PX1	+45	$1,013.19	N/A
92343VDQ4 /	2.946% notes due 2022	$1,285,234,000	2.750% due May 31, 2023	PX1	+55	$986.80	N/A
92343VDM3 / USU9221AAS79
92343VDW1	3.125% notes due 2022	$1,850,000,000	2.750% due May 31, 2023	PX1	+55	$993.03	N/A
92343VDX9	Floating Rate Notes due 2022	$1,400,000,000	N/A	N/A	N/A	N/A	$1,022.00
92343VBJ2	2.450% notes due 2022*	$1,464,954,000	2.750% due May 31, 2023	PX1	+60	$962.80	N/A
92343VBR4	5.150% notes due 2023	$5,702,898,000	2.750% due May 31, 2023	PX1	+70	$1,079.52	N/A
92343VBY9	4.150% notes due 2024*	$1,250,000,000	2.750% due May 31, 2023	PX1	+85	$1,025.94	N/A

(1)	The Total Consideration for each series of Fixed Rate Notes (such consideration, the “Fixed Rate Note Total Consideration”) payable per each $1,000 principal amount of each series of Fixed Rate Notes validly tendered at or prior to the applicable Exchange Offer Expiration Date or the Cash Offer Guaranteed Delivery Date (as defined below) pursuant to the guaranteed delivery procedures will be based on the fixed spread for the applicable series of Fixed Rate Notes, plus the yield of the specified Reference U.S. Treasury Security for that series as of 11:00 a.m. (Eastern time) on June 15, 2018, unless extended with respect to the applicable Cash Offer (such date and time with respect to a Cash Offer, as the same may be extended with respect to such Cash Offer, the “Cash Offer Price Determination Date”). The Total Consideration does not include any accrued and unpaid interest, which will be payable in cash in addition to the applicable Total Consideration.

(2)	Per $1,000 principal amount of Fixed Rate Notes, assuming that the applicable reference yield had been measured at 11:00 a.m. (Eastern time) on June 8, 2018 and assuming a hypothetical settlement date of June 21, 2018. The hypothetical information provided in the table above is for illustrative purposes only. Verizon makes no representation with respect to the actual consideration that may be paid, and such amounts may be greater or less than those shown in the table above depending on (for all Fixed Rate Notes) the yield of the applicable Reference U.S. Treasury Security as of the applicable Cash Offer Price Determination Date.

(3)	Payable per each $1,000 principal amount of Floating Rate Notes validly tendered at or prior to the applicable Cash Offer Expiration Date or the Cash Offer Guaranteed Delivery Date pursuant to the guaranteed delivery procedures (such amount the “Floating Rate Note Total Consideration” and, together with the Fixed Rate Note Total Consideration, the “Total Consideration”).

*	Denotes a series of Fixed Rate Notes for which the calculation of the applicable Fixed Rate Note Total Consideration may be performed using the present value of such Fixed Rate Notes as determined at the applicable Cash Offer Price Determination Date as if the principal amount of such Fixed Rate Notes had been due on the applicable Par Call Date (as defined in the Offer to Purchase).

The Cash Offers will each expire at 5:00 p.m. (Eastern time) on June 15, 2018, unless extended or earlier terminated (such date and time with respect to a Cash Offer, as the same may be extended with respect to such Cash Offer, the “Cash Offer Expiration Date”). Old Notes tendered for purchase may be validly withdrawn at any time at or prior to 5:00 p.m. (Eastern time) on June 15, 2018, unless extended or earlier terminated (such date and time with respect to a Cash Offer, as the same may be extended with respect to such Cash Offer, the “Cash Offer Withdrawal Date”), but not thereafter, unless extended by Verizon. The “Cash Offer Settlement Date” with respect to a Cash Offer will be promptly following the Cash Offer Expiration Date and is expected to be June 21, 2018.

Upon the terms and subject to the conditions set forth in the Tender Offer Documents, Cash Offer Eligible Holders who (i) validly tender Old Notes at or prior to the Cash Offer Expiration Date or (ii) deliver a properly completed and duly executed Cash Offer Notice of Guaranteed Delivery at or prior to the Cash Offer Expiration Date and validly tender their Old Notes at or prior to 5:00 p.m (Eastern time) on the second business day after the applicable Cash Offer Expiration Date (such date and time with respect to a Cash Offer, as the same may be extended with respect to such Cash Offer, the “Cash Offer Guaranteed Delivery Date”) pursuant to the guaranteed delivery procedures, and whose Old Notes are accepted for purchase by Verizon, will receive the applicable Total Consideration for each $1,000 principal amount of Old Notes, which will be payable in cash.

The table above sets forth the applicable Floating Rate Note Total Consideration payable by Verizon for each $1,000 principal amount of each series of Floating Rate Notes validly tendered at or prior to the Cash Offer Expiration Date or the Cash Offer Guaranteed Delivery Date pursuant to the guaranteed delivery procedures, and accepted by Verizon pursuant to the Cash Offers.

The applicable Fixed Rate Note Total Consideration payable by Verizon for each $1,000 principal amount of each series of Fixed Rate Notes validly tendered at or prior to the Cash Offer Expiration Date or the Cash Offer Guaranteed Delivery Date pursuant to the guaranteed delivery procedures, and accepted by Verizon pursuant to the Cash Offers, will be equal to the price, determined in accordance with standard market practice, as described in the Offer to Purchase, that equates to a yield to maturity equal to the sum of (a) the applicable fixed spread specified in the table above for each such series of Fixed Rate Notes, plus (b) the applicable reference yield, which shall be based on the bid-side price of the applicable Reference U.S. Treasury Security (specified in the table above) on the Cash Offer Price Determination Date.

Verizon will announce the applicable Fixed Rate Note Total Consideration for each series of Fixed Rate Notes as soon as practicable after they are determined by the lead dealer managers on the Cash Offer Price Determination Date. The Total Consideration has been determined by Verizon in its reasonable discretion to approximate the value of the Total Exchange Prices payable in New Notes in the corresponding Exchange Offers.

In addition to the applicable Total Consideration, Cash Offer Eligible Holders whose Old Notes are accepted for purchase will be paid accrued and unpaid interest on such Old Notes from and including the immediately preceding interest payment date for such Old Notes to, but excluding, the Cash Offer Settlement Date. Interest will cease to accrue on the Cash Offer Settlement Date for all Old Notes accepted in the Cash Offers, including those Old Notes tendered through the guaranteed delivery procedures.

Verizon’s obligation to accept any series of Old Notes tendered in the Cash Offers is subject to the satisfaction of certain conditions applicable to the Cash Offer for such series as described in the Offer to Purchase, including the Maximum Total Consideration Condition (as defined below) and the Exchange Offer Completion Condition (as defined below). Verizon expressly reserves the right, subject to applicable law, to waive any and all conditions to any Cash Offer, other than conditions described by Verizon as non-waivable.

The maximum aggregate amount of cash that Verizon will use to purchase all validly tendered Old Notes in the Cash Offers is $250.0 million (the “Cash Cap”), unless waived by Verizon as provided in the Offer to Purchase. If, at the Cash Offer Expiration Date for a particular Cash Offer, the aggregate Total Consideration payable for a particular series of validly tendered Old Notes is greater than the Cash Cap (after accepting for tender and paying the aggregate Total Consideration for all validly tendered Old Notes of each series with a higher acceptance priority level), then Verizon will not be obligated to accept for purchase such series of Old Notes and may terminate the Cash Offer with respect to such series of Old Notes and each series of Old Notes with a lower acceptance priority level (the “Maximum Total Consideration Condition”). Either all Old Notes in a Cash Offer will be accepted or no Old Notes in a particular Cash Offer will be accepted as a result of the Maximum Total Consideration Condition. There will be no proration of any series of Old Notes.

Verizon’s obligation to complete any Cash Offer with respect to a given series of Old Notes is conditioned on the completion of the corresponding Exchange Offer for such series of Old Notes (with respect to each Cash Offer, the “Exchange Offer Completion Condition”). Verizon will terminate the Cash Offer for a given series of Old Notes if it terminates the Exchange Offer for such series of Old Notes, and it will terminate the Exchange Offer for a given series of Old Notes if it terminates the Cash Offer for such series of Old Notes. The termination of an Exchange Offer for a series of Old Notes will not impact the Cash Offer for any other series of Old Notes. If Verizon extends the Exchange Offer for a series of Old Notes for any reason, Verizon will extend the corresponding Cash Offer for such series of Old Notes. The Exchange Offer Completion Condition cannot be waived by Verizon.

Global Bondholder Services Corporation will act as the Information Agent and the Tender Agent for the Cash Offers. Questions or requests for assistance related to the Cash Offers or for additional copies of the Tender Offer Documents may be directed to Global Bondholder Services Corporation at (866) 470-3800 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Cash Offers. The Tender Offer Documents can be accessed at the following link http://www.gbsc-usa.com/Verizon.

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Verizon refers to the Exchange Offers and the Cash Offers, collectively, as the “Offers.”

If Verizon terminates any Offer with respect to one or more series of Old Notes, it will give prompt notice to the Tender Agent or Exchange Agent, as applicable, and all Old Notes tendered pursuant to such terminated Offer will be returned promptly to the tendering holders thereof. With effect from such termination, any Old Notes blocked in DTC will be released.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in, the Exchange Offers or Cash Offers, as applicable, before the deadlines specified herein and in the Exchange Offer Documents or the Tender Offer Documents, as applicable. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the Exchange Offer Documents or the Tender Offer Documents, as applicable.

This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase any Old Notes. The Exchange Offers are being made solely pursuant to the Offering Memorandum and related documents and the Cash Offers are being made solely pursuant to the Offer to Purchase and related documents. The Offers are not being made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Offers to be made by a licensed broker or dealer, the Offers will be deemed to be made on behalf of Verizon by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being directed at persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

In particular, this communication is only addressed to and directed at: (A) in any member state of the European Economic Area (each a “Member State”) that has implemented the Prospectus Directive (as defined below), qualified investors in that Member State within the meaning of the Prospectus Directive and (B) (i) persons that are outside the United Kingdom or (ii) persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)) or within Article 43 of the Financial Promotion Order, or to other persons to whom it may otherwise lawfully be communicated by virtue of an exemption to Section 21(1) of the FSMA or otherwise in circumstance where it does not apply (such persons together being “relevant persons”). The New Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on the Offering Memorandum or any of its contents. For purposes of the foregoing, the “Prospectus Directive” means the Prospectus Directive 2003/71/EC, as amended, including pursuant to Directive 2010/73/EU.

“Non-U.S. qualified offeree” means:

(1)	in relation to each Member State, with effect from and including the date on which the Prospectus Directive is implemented in that Member State:

(a)	any legal entity which is a qualified investor as defined in Article 2(l)(e) of the Prospectus Directive; or

(b)	any other entity in any other circumstances falling within Article 3(2) of the Prospectus Directive, provided that no such offer of the New Notes shall require Verizon or the dealer managers to publish a prospectus pursuant to Article 3 of the Prospectus Directive; or

(2)

in relation to each member state of the European Economic Area, a person that is not a retail investor. For the purposes of this provision: (i) the expression “retail investor” means a person who is one (or more) of the following: (A) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (B) a customer within the meaning of Directive 2002/92/EC, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (C) not a qualified investor as defined in the Prospectus Directive; or

(3)	any entity outside of the United States and the European Economic Area to whom the offers related to the New Notes may be made in compliance with all other applicable laws and regulations of any applicable jurisdiction.

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Cautionary Statement Regarding Forward-Looking Statements

In this communication we have made forward-looking statements. These forward-looking statements are not historical facts, but only predictions and generally can be identified by use of statements that include phrases such as “will,” “may,” “should,” “continue,” “anticipate,” “believe,” “expect,” “plan,” “appear,” “project,” “estimate,” “intend,” or other words or phrases of similar import. Similarly, statements that describe our objectives, plans or goals also are forward-looking statements. These forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Factors that could materially affect these forward-looking statements can be found in our periodic reports filed with the SEC. Eligible holders are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements included in this press release are made only as of the date of this press release, and we undertake no obligation to update publicly these forward-looking statements to reflect new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events might or might not occur. We cannot assure you that projected results or events will be achieved.